UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 18, 2025 (December 18, 2025)

abrdn Income Credit Strategies Fund

(Exact name of registrant as specified in its charter)

Delaware	811-22485	80-0660749
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Market Street, Suite 200 Philadelphia, PA		19103
(Address of principal executive offices)		(Zip Code)

Registrants telephone number, including area code (800)-522-5465

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest	ACP	New York Stock Exchange
5.250% Series A Perpetual Preferred Shares (Liquidation Preference $25.00)	ACP PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Series A Mandatorily Redeemable Preferred Shares

On December 18, 2025, abrdn Income Credit Strategies Fund (NYSE: ACP) (the “Fund”) entered into a securities purchase agreement (the “Purchase Agreement”), by and among the Fund and each purchaser named therein (the “Purchasers”), in connection with the issuance and sale of 4,000,000 shares of the Fund’s Series A Mandatorily Redeemable Preferred Shares due December 18, 2030, liquidation preference of $25.00 (the “MRP Shares”), in a transaction exempt from registration pursuant to Rule 506(c) under the Securities Act of 1933, as amended (the “Preferred Placement”). The Fund received gross proceeds from the sale of the MRP Shares of $100 million.

Item 3.02.	Unregistered Sale of Equity Securities

The disclosure required by this Item and included in Item 1.01 of this Current Report is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 18, 2025, the Fund adopted the Statement of Preferences of Mandatorily Redeemable Preferred Shares (the “Statement of Preferences”) establishing and fixing the rights and preferences of the MRP Shares. The Statement of Preferences authorized 4,000,000 MRP Shares, liquidation preference $25.00 per share. A copy of the Statement of Preferences is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

3.1	Statement of Preferences of Mandatorily Redeemable Preferred Shares

10.1	Securities Purchase Agreement, dated as of December 18, 2025, between the Fund and the Purchasers

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

abrdn Income Credit Strategies Fund

Date: December 18, 2025	By:	/s/ Robert Hepp
	Name:	Robert Hepp
	Title:	Vice President